EXHIBIT 10.10

                                                               EFFECTIVE: 9/1/89
                                                        BOARD APPROVAL: 10/23/91
                                                   SHAREHOLDER APPROVAL: 6/17/92
                                                     AMENDED (BY BOARD): 3/23/98


                               RECOTON CORPORATION
                         NONQUALIFIED STOCK OPTION PLAN


     1. PURPOSE. The purpose of this Plan is to provide a means whereby Recoton Corporation (the "Company") may, through the grant to employees of options to purchase the Company's Common Stock (as defined below), attract and retain persons of ability (including officers and directors who are also employees) of the Company and of any Subsidiary (as defined below), as key employees and motivate such employees to exert their best efforts on behalf of the Company and any Subsidiary. The Plan authorizes the grant to key employees of the Company of stock incentives in the form of options to purchase shares of Common Stock of the Company which are not incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code") (such options being referred to as "Nonqualified Options" or "Options").

     As used herein, the term "Subsidiary" shall mean any corporation which at the time of the granting of an Option qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" in Section 424(f) of the Code, or any similar provision hereinafter enacted.

     2. NUMBER OF SHARES AVAILABLE UNDER PLAN. Options may be granted by the Company from time to time to key employees of either the Company or any Subsidiary (such recipients being hereafter referred to as "optionees") to purchase up to an aggregate of 231,110* shares of Common Stock ($.20 par value) of the Company (the "Common Stock") for all optionees and 231,110* such shares shall be reserved for Options granted under the Plan (subject to adjustment as provided in paragraph 6). The shares issued upon exercise of Options granted under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both. If any Options granted under the Plan shall terminate, expire or be canceled as to any shares, new Options may thereafter be granted covering such shares.

     3. ADMINISTRATION. The Plan shall be administered by a Committee which shall consist of two or more directors of the Corporation, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and an "outside director" within the meaning of Section 162 (m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), to the extent that such persons are available to serve (and at any time when there are not at least two of such

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*   Increased from 130,000 to reflect 33-1/3% stock dividend distributed in December 1992 and October 1993.

persons, the Board of Directors shall function as the Committee). The members of the Committee shall be selected by the Board of Directors. Any member of the Committee may resign by giving written notice thereof to the Board of Directors, and any member of the Committee may be removed at any time, with or without cause, by the Board of Directors. If, for any reason, a member of the Committee shall cease to serve, the vacancy shall be filled by the Board of Directors. The Committee shall establish such rules and procedures as are necessary or advisable to administer the Plan.

     The Committee may interpret the Plan, prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and make such other determinations and take such other action as it deems necessary or advisable, except as such action may be otherwise expressly reserved in the Plan to the Board. Without limiting the generality of the foregoing, the Committee may, in its sole discretion, treat all or any portion of any period during which an optionee is on military leave or on an approved leave of absence from the Company or a Subsidiary as a period of employment of such optionee by the Company or such Subsidiary, as the case may be, for the purpose of accrual of his rights under his Option. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding and conclusive. Any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if made by unanimous vote at a meeting duly called and held.

     The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

     No member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option awarded under it. To the maximum extent permitted by applicable law, each member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees, which fees may be advanced by the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members or former members may have as directors or under the By-Laws of the Company.

     4. ELIGIBILITY AND AWARDS. Subject to the provisions of the Plan, the Committee shall have the power to (a) authorize the granting of Options; (b) determine and designate from time to time those employees of the Company or of any Subsidiary to whom Options are to be granted; (c) determine the number of shares subject to each Option; and (d) determine the time or times and the manner when each Option shall be exercisable and the duration of the exercise period. No director of the Company who is not also an employee of the Company or a Subsidiary shall be entitled to receive any Option under the Plan. The Committee may condition the grant of any Option on the surrender of any option under this or any other plan.

     5. TERMS AND CONDITIONS OF OPTIONS. Each Option granted under the Plan shall be evidenced by an agreement, in form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

     (a) OPTION PERIOD. Each Option agreement shall specify the period for which the Option thereunder is granted and shall provide that the Option shall expire at the end of such period.

     (b) OPTION PRICE. The Option price per share shall be determined by the Committee at the time any Option is granted.

     (c) EXERCISE OF OPTION. No part of any Option may be exercised until the optionee shall have remained in the employ of the Company or of a Subsidiary for such period, if any, after the date on which the Option is granted as the Committee may specify in the Option agreement. Subject in each case to the provisions of paragraphs (a) through (c) and (e) of this paragraph 5, any Option may be exercised, to the extent exercisable by its terms, at such time or times as may be determined by the Committee at the time of grant; PROVIDED, HOWEVER, that no Option may be exercised in part or in full prior to the approval of the Plan by a majority vote of the shareholders of the Company as provided in
Section 11 and, PROVIDED FURTHER, that no Options granted to executive officers, directors and beneficial owners of ten percent or more of any class of the Company's equity securities may be exercised in part or in full prior to the later of six months from the date of grant of the Option or six months from date of approval of the Plan by the shareholders of the Company.

     (d) PAYMENT OF PURCHASE PRICE UPON EXERCISE. Upon the exercise of an Option, the form of exercise notice required by the Option agreement shall be delivered and the purchase price shall be paid (i) in cash or check payable to the order of the Company or (ii) if the Option agreement so provides, in stock of the Company, valued by the Committee at its fair market value on the date of exercise.

     (e) EXERCISE IN THE EVENT OF DEATH OR TERMINATION OF EMPLOYMENT. (1) If an optionee dies while an employee of the Company or a Subsidiary, such person's Option may be exercised to the extent that the optionee could have done so at the date of his or her death by the person or persons to whom the optionee's rights under the Option pass by will or applicable law, or if no such person has such right, by the optionee's executors or administrators, at any time, or from time to time, within one year after the date of the optionee's death but not later than the expiration date specified pursuant to paragraph (a) of this paragraph 5. (2) If an optionee's employment by the Company or a Subsidiary terminates because of the optionee's permanent disability, the optionee may exercise his or her Option, to the extent that the optionee could have done so at the date of termination of employment, at any time, or from time to time, within one year of such determination but not later than the expiration date specified pursuant to paragraph (a) of this paragraph 5. (3) If an optionee's employment by the Company or a Subsidiary terminates for any reason other than death or permanent disability, the optionee may exercise his or her Option, to the extent that the optionee could have done so at the date of termination of employment, at any time, or from time to time, within three months of the date of termination of employment but not later than the expiration date specified pursuant to paragraph (a) of this paragraph 5. (4) Notwithstanding anything in this paragraph 5(e) to the contrary, if an optionee's employment is terminated for because of the Option holder's violation of the duties of such employment by the Company or a Subsidiary as such person may from time to time have, the existence of which violation shall be determined by the Committee in its sole discretion (which determination by the Committee shall be conclusive), all unexercised Options of such Option holder shall terminate immediately upon such termination of the holder's employment by the Company and all Subsidiaries, and an Option holder whose employment by the Company and Subsidiaries is so terminated shall have no right after such termination to exercise any unexercised Option which such employee might have exercised prior to the termination of employment by the Company and Subsidiaries. Notwithstanding anything in the Plan or in this paragraph 5(e) to the contrary, with respect to any Option, the Committee may determine, in its sole discretion, either at the time of grant or thereafter, to permit such Option to be exercised for such period extending beyond the one-year and three-month periods specified above as the Committee deems appropriate, but in no event beyond the expiration date specified pursuant to paragraph (a) of this paragraph 5.

     (f) RESTRICTIONS ON TRANSFERABILITY OF OPTIONS. Options shall not be transferable otherwise than by will or by the laws of descent and distribution or as provided in this paragraph 5(f). Notwithstanding the preceding, the Committee may, in its discretion, authorize a transfer of all or a portion of any Option by the initial holder who is an executive officer of the Company, as determined from time to time by the Board of Directors of the Company to (i) the spouse, children, stepchildren, grandchildren or other family members of the initial holder ("Family Members"), (ii) a trust or trusts for the exclusive benefit of such Family Members, or (iii) such other persons or entities which the Committee may permit; PROVIDED, HOWEVER, that subsequent transfers of such Options shall be prohibited except by will or the laws of descent and distribution. Any transfer of such an Option shall be subject to such terms and conditions as the Committee shall approve, including that such Option shall continue to be subject to the terms and conditions of the Option and of the Plan as amended from time to time. The events of termination of employment (including by death) under paragraph (e) of this paragraph 5 shall continue to be applied with respect to the initial holder, following which a transferred Option shall be exercisable by the transferee only to the extent and for the periods provided pursuant to paragraph (e) of this paragraph 5.

     (f) OTHER OPTION PROVISIONS. Each Option agreement shall contain such terms and provisions as the Committee may determine to be necessary or desirable.

     (g) NO RIGHTS AS A SHAREHOLDER. No optionee shall have any rights as a shareholder with respect to any shares of Common Stock subject to option prior to the date of issuance of a certificate or certificates for such shares.

     6. ADJUSTMENTS IN EVENT OF CHANGE IN COMMON STOCK. In the event of any change in the Common Stock by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock, the number and kind of shares which thereafter may be issued upon the issuance of Options and the number and kind of shares subject to Options and the purchase price per share under outstanding Option agreements shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, optionees under the Plan.

     7. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant and exercise of Options thereunder, and the obligation of the Company to sell and deliver shares of Common Stock under such Options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. No Option may be granted pursuant to the Plan or exercised at any time when such Option, or the granting, exercise or payment thereof, may result in the violation of any law or governmental order or regulation. The Plan is intended to comply with the Rule 16b-3 under the Exchange Act. Any provision inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan. If at any time the Committee shall determine in its discretion that the listing, registration or qualification of the shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares under the Plan, no shares will be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee. If shares are not required to be or have not been registered, upon exercising all or any portion of a Option, the Company may require each optionee (or any person acting under paragraph 5(e)), as a condition of such exercise, to represent that the shares are being acquired for investment only and not with a view to their sale or distribution, and shall make such other representations and furnish such information deemed appropriate by counsel to the Company. Stock certificates evidencing unregistered shares acquired upon exercise of Options may be subject to stop orders and shall bear any legend required by applicable state securities laws and a restrictive legend substantially as follows:

                           The securities represented hereby have not been
                  registered under the Securities Act of 1933, as amended (the "Act"), and may not be transferred to the absence of such registration or any opinion of counsel acceptable to the Company that such transfer will not require registration under such Act.

     8. NO RIGHTS TO CONTINUED EMPLOYMENT. The Plan and any Option granted under the Plan shall not confer upon any optionee any right with respect to continuance of employment by the Company or any Subsidiary, nor shall they affect in any way the right of the Company or any Subsidiary by which an optionee is employed to terminate such person's employment at any time.

     9. WITHHOLDING. The Committee in its discretion may cause to be made as a condition precedent to the payment of any cash or stock appropriate arrangements for the withholding of any federal, state, local or foreign taxes.

     10. AMENDMENT, SUSPENSION AND DISCONTINUANCE. Except as hereinafter provided, the Board of Directors or the Committee may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any Options not theretofore granted, and the Board of Directors or the Committee, with the consent of the affected holder of an Option, may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any outstanding Option. Notwithstanding the foregoing, any amendment by the Board of Directors or the Committee which would increase the number of shares issuable under Options or change the class of persons to whom Options may be granted shall be subject to the approval of the shareholders of the Corporation within one year of such amendment.

     11. EFFECTIVE DATE AND TERM. The effective date of the Plan shall be September 1, 1989, subject to approval of the Plan by the vote of the holders of a majority of the Common Stock. Options may be granted, but not exercised, prior to such shareholder approval. This Plan shall terminate and no Option shall be granted after August 30, 1999; PROVIDED, HOWEVER, that any Options previously granted may be exercised in accordance with their terms.

     12. NAME. The Plan shall be known as the "Recoton Corporation Nonqualified Stock Option Plan."